EVENTS SUBSEQUENT TO BALANCE DATE	12 Months Ended
Jun. 30, 2020
EVENTS SUBSEQUENT TO BALANCE DATE [Abstract]
EVENTS SUBSEQUENT TO BALANCE DATE
21.	EVENTS SUBSEQUENT TO BALANCE DATE

(a)
On September 28, 2020, the Company announced that it has entered into a binding agreement with Tesla, Inc. (“Tesla”) for the supply of spodumene concentrate (“SC6”) from Piedmont’s North Carolina deposit to Tesla for an initial five-year term on a fixed-price binding purchase commitment from the delivery of first product. The agreement can be extended by mutual agreement for a second five-year term;

(b)
On August 10, 2020, the Company announced that it had completed its previously announced private placement to existing non-U.S. institutional and sophisticated shareholders and directors for 120,000,000 of its fully paid ordinary shares, at an issue price of A$0.09 per share (which equates to the same issue price of the Public Offering), to raise gross proceeds of A$10.8 million (~US$7.8 million) (“Private Placement”); and

(c)
On July 23, 2020 the Company announced the results of a bench-scale lithium hydroxide testwork program at SGS Canada, Inc. in Lakefield, Ontario which demonstrated conversion of Piedmont ore to battery-quality lithium hydroxide; and

(d)
The outbreak of the 2019 novel strain of coronavirus causing a contagious respiratory disease known as COVID-19, and the subsequent quarantine measures imposed by the Australian, United States and other governments, and related travel and trade restrictions have caused disruption to businesses and resulted in significant global economic impacts.  As at June 30, 2020 these impacts have not had a significant effect on the Group’s financial results or operations. However, as the impact of COVID-19 continues to evolve, including changes in government policy and business reactions thereto, if our staff are unable to work or travel due to illness or government restrictions, we may be forced to reduce or suspend our exploration and development activities. In addition, as the COVID-19 pandemic and mitigation measures have also negatively impacted global economic conditions, this, in turn, could adversely affect our business in the future. Due to the continually evolving nature of COVID-19 the Directors cannot reasonably estimate the effects that the COVID-19 pandemic could have on the Group in future periods, and believes that any disturbance may be temporary. However, there is uncertainty about the length and potential impact of any resultant disturbance. As a result, we are unable to estimate the potential impact on the company’s future operations as at the date of these financial statements.

Other than as outlined above, as at the date of this report there are no other matters or circumstances which have arisen since June 30, 2020 that have significantly affected or may significantly affect:

•	the operations, in financial years subsequent to June 30, 2020, of the Consolidated Entity;

•	the results of those operations, in financial years subsequent to June 30, 2020, of the Consolidated Entity; or

•	the state of affairs, in financial years subsequent to June 30, 2020, of the Consolidated Entity